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                                                                   Exhibit 10.16


                                PROMISSORY NOTE

$300,000                                                   SAN MATEO, CALIFORNIA
                                                                FEBRUARY 7, 2002


        1. Loan. For value received, William C. Park ("BORROWER") hereby promises to pay to the order of Digital Impact, Inc., a Delaware corporation, and its successors and assigns ("LENDER"), in lawful money of the United States of America, equity securities of Lender or a combination of the two, the principal balance of THREE HUNDRED THOUSAND DOLLARS ($300,000), together with accrued and unpaid interest thereon at the rate set forth below, on February 1, 2005.

        2. Interest. The unpaid principal amount of this Promissory Note shall bear interest at a rate per annum equal to 2.74% calculated on the basis of a 365-day year and the actual number of days elapsed. Interest will be compounded annually on February 1 of each year during the term of this Promissory Note.

        3. Prepayment. This Promissory Note may be prepaid in whole or in part at any time, without premium or penalty. If at any time prior to the repayment of all unpaid principal and interest hereunder, Borrower sells any shares of Lender stock, Borrower shall apply fifty percent (50%) of the after-tax proceeds of any such sale to the repayment of unpaid principal and interest hereunder. In addition, if Borrower becomes entitled to any cash bonuses or severance payments from Lender at any time prior to the repayment of all unpaid principal and interest hereunder, Lender, in its discretion, may apply any portion or all of such bonus or other payment to the repayment of unpaid principal and interest hereunder.

        4. Termination of Employment. If Lender terminates Borrower's service for Cause (as defined on Schedule A) or Borrower resigns other than for Good Reason (as defined on Schedule A), all unpaid principal and interest hereunder shall become immediately due and payable.

        5. Waiver. Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Promissory Note. Borrower shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses.

        6. Miscellaneous. This Promissory Note may only be amended, modified or terminated by an agreement in writing signed by the party to be charged. This Promissory Note shall be binding upon the heirs, executors, administrators, successors and assigns of Borrower and inure to the benefit of Lender and its permitted successors, endorsees and assigns. This Promissory Note shall not be transferred without the express written consent of Lender, provided that if Lender consents to any such transfer or if notwithstanding the foregoing such a transfer occurs, then the provisions of this Promissory Note shall be binding upon any successor to Borrower and shall inure to the benefit of and be extended to any holder thereof. This Promissory Note is being delivered in, is intended to be


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performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of California, without regard to principles of conflict of laws.

        BORROWER UNDERSTANDS THAT THIS IS A FULL RECOURSE PROMISSORY NOTE AND THAT LENDER MAY, AT ITS OPTION, PROCEED AGAINST ANY OF THE ASSETS OF BORROWER IN THE EVENT OF A DEFAULT.

                                             WILLIAM C. PARK

                                             ________________________________






                                       2

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                                   SCHEDULE A

        "CAUSE" shall mean the willful engaging by Borrower in criminal or fraudulent acts or gross misconduct that is demonstrably and materially injurious to Lender, monetarily or otherwise. No act or failure to act on Borrower's part shall be deemed "willful" unless done or omitted to be done by Borrower not in good faith and without reasonable belief that Borrower's action or omission was in the best interest of Lender. Notwithstanding the foregoing, Borrower shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Borrower a copy of a resolution duly adopted by the affirmative vote of not less than three quarters (3/4) of the non-employee members of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Borrower and an opportunity for Borrower, together with Borrower's counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Borrower was guilty of conduct set forth above in the first sentence of this definition and specifying the particulars thereof in detail.

        "GOOD REASON" shall mean, without Borrower's express written consent,
(i) a material and detrimental alteration of Borrower's responsibilities from those in effect on the date hereof or (ii) the relocation of the office of Lender where Borrower is employed on the date hereof to a location which is more than 35 miles away from such office or Lender's requiring Borrower to be based more than 35 miles away from such office (except for required travel on Lender's business to an extent substantially consistent with Borrower's customary business travel obligations in the ordinary course of business prior to the date hereof).